Supplement to Prospectus
                           Dated November 1, 2004 for
                           The Hirtle Callaghan Trust

                  The date of this Supplement is March 24, 2005

The Intermediate Municipal Bond Portfolio. Effective January 1, 2005, Schroder Investment Management North America Inc. ("Schroders") voluntarily agreed to reduce its advisory fee from 0.225% of the Portfolio's average daily net assets to 0.200% of such assets; this fee reduction was incorporated into the Portfolio Management Agreement relating to the Intermediate Term Municipal Bond Portfolio by action of the Board of Trustees at a meeting held on March 8, 2005. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio, after taking into account the fee reduction noted.

                              Shareholder Expenses

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................  None
Maximum Redemption Fee......................  None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................  0.25%
Other Expenses..............................  0.12%
Total Portfolio Operating Expenses..........  0.37%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

          1  Year  .............  $38
          3  Years..............  $119
          5  Years..............  $208
          10 Years..............  $468

The Fixed Income Portfolio. Deutsche Asset Management, Inc. ("DeAM") serves as Specialist Manager for The Fixed Income Portfolio. Under the terms of its portfolio management agreement relating to the Portfolio, DeAM is entitled to receive an advisory fee, based on the average daily net asset value of the assets of the Portfolio, at an annual rate of 0.20%. Effective January 1, 2005, DeAM has voluntarily agreed to reduce such fee to 0.195%. This waiver will remain in effect for a one year period.

The Small Capitalization Equity Portfolio. The following replaces the corresponding section on page 10 of the prospectus:

      Mid Cap Risk - The Portfolio is authorized to invest up to 20% of its assets in securities whose capitalizations may exceed the Portfolio's definition of "small cap issuers." These companies may have greater financial resources, markets and depth of management than companies in the small cap universe and may be less likely to experience the rapid growth that small cap investors seek.

The Growth Equity Portfolio. The following relates to the investment management professionals serving The Growth Equity Portfolio and updates the information about Jennison Associates LLC ("Jennison") that appears in the Trust's Prospectus on pages 45-46.

Kathleen A. McCarragher, an Executive Vice President and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to Jennison. Ms. McCarragher joined Jennison in 1998. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University. Ms. McCarragher is supported by members of Jennison's Large Cap Growth Equity Team, which is comprised of other portfolio managers, research analysts and other investment professionals of Jennison. Team members provide research support, make securities recommendations and support the portfolio manager in carrying out her responsibilities with respect to the Trust's portfolio. Members of the team may change from time to time.